UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

December 1, 2004

MAXWELL TECHNOLOGIES, INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-15477	95-2390133
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9244 Balboa Avenue San Diego, California	92123
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 503-3300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)    On December 1, 2004, Edward B. Caudill was appointed to the board of directors (the “Board”) of Maxwell Technologies, Inc. (the “Company”) as a Class I director, filling the vacancy created on December 1, 2004 when the Company’s Board was expanded from seven (7) to eight (8) directors. As a Class I director, Mr. Caudill will serve on the Board until the 2006 annual meeting of shareholders of the Company.

On December 2, 2004, the Company issued a press release announcing the events discussed in this Item 5.01. A copy of that press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits. The following exhibits are filed herewith:

Exhibit Number	Document
99.1	Press release issued by Maxwell Technologies, Inc. on December 2, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAXWELL TECHNOLOGIES, INC.

Date: December 2, 2004	By:	/s/ Richard D. Balanson
Richard D. Balanson
President and Chief Executive Officer

MAXWELL TECHNOLOGIES, INC.

Exhibit Index to Current Report on Form 8-K

Exhibit Number	Description
99.1	Press release issued by Maxwell Technologies, Inc. on December 2, 2004